EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Liping Cui, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.

The Quarterly Report on Form 10-Q of China Senior Living Industry International Holding Corporation (the “Company”) for the period ended September 30, 2018 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2018	By:	/s/ Liping Cui
Liping Cui
Chief Financial Officer (Principal Financial and Accounting Officer)